                                                                    Exhibit 99.1

Robert D. Albergotti            John D. Penn                    Sarah B. Foster
State Bar No. 00969800          State Bar No. 15752300          State Bar No. 07297500
Haynes and Boone, LLP           Haynes and Boone, LLP           Haynes and Boone, LLP
901 Main Street, Suite 3100     201 Main Street, Suite 2200     600 Congress Ave., Suite 1600
Dallas, Texas 75202             Fort Worth, Texas 76102         Austin, Texas 78701
Tel. No. (214) 651-5000         Tel. No. (817) 347-6610         Tel. No. (512) 867-8400
Fax No. (214) 651-5940          Fax No. (817) 348-2300          Fax No. (512) 867-8470

Attorneys for Debtors

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

IN RE:                             |    Chapter 11
                                   |
KITTY HAWK, INC., et. al           |    Case no. 400-42069-BJH and
                                   |    Case nos. 400-42141  through
         Debtors                   |    Case no. 400-42149
                                   |
                                   |    Jointly Administered Under
                                   |    Case no. 400-42141-BJH
                                   |
                                   |
                                   |    Hearing Date (Requested): Sept. 26, 2002
                                   |    Hearing Time (Requested): 1:30 p.m.
                                   |    Location (Requested):     Dallas, Texas

                    DEBTORS' MOTION TO MODIFY DEBTORS' FINAL
                          JOINT PLAN OF REORGANIZATION

     Kitty Hawk, Inc. ("Kitty Hawk"), Kitty Hawk Aircargo ("Aircargo"), Inc., Kitty Hawk Charters Inc., Kitty Hawk International, Inc., Kitty Hawk Cargo, Inc., Aircraft Leasing, Inc., American International Travel, Inc., Flight One Logistics, Inc., Longhorn Solutions, Inc. and OK Turbines, Inc., (together, the "Debtors"), debtors and debtors-in-possession herein, move this Court for the entry of an order approving a modification of the definition of the Effective Date in


DEBTORS' MOTION TO MODIFY DEBTORS'
FINAL JOINT PLAN OF REORGANIZATION
the Debtors' Final Joint Plan of Reorganization (the "Plan") and in support of same respectfully represent:

     1. This Court has jurisdiction over this Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334. Venue of this proceeding is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409. This motion is brought pursuant to 11 U.S.C. ss.1127.

     2. On May 1, 2000 (the "Petition Date"), the Debtors/1/ filed their voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. Since the Petition Date, the Debtors have continued to operate their businesses and manage their properties as debtors-in-possession pursuant to 11 U.S.C. ss.ss. 1107 and 1108.

     3. On August 5, 2002, this Court entered its Order Confirming Debtors' Final Joint Plan of Reorganization (the "Confirmation Order"). The Plan defines the "Effective Date" as "the date selected by the Debtors that is on or prior to September 1, 2002 on which all of the conditions required in Section 9.1 have occurred, except as expressly waived as provided in Section 9.2 of the Plan." The Debtors wish to modify the definition of Effective Date to substitute October 1, 2002 for September 1, 2002 as the last date on which the Debtors will go effective.

     4. The Debtors are ready to go effective in all respects except one. The Debtors have not yet been able to obtain all of the approvals needed from the Department of Transportation ("DOT") which has authority over Aircargo as a Part 121 certificated air carrier.

---------------

         (1) With the exception of Flight One Logistics, Inc. which filed its voluntary Chapter 11 petition on April 27, 2000.


DEBTORS' MOTION TO MODIFY DEBTORS'
FINAL JOINT PLAN OF REORGANIZATION

The DOT evaluates air carriers based on managerial capabilities, financial posture and compliance disposition.

     5. The DOT has expressed concern about the percentage of foreign ownership of the common stock of Reorganized Kitty Hawk. As the Court will recall, the Articles of Incorporation of Reorganized Kitty Hawk specifically provide as follows:

Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation to the contrary, except as otherwise required by law not more than 22 1/2% of the aggregate number of votes that are entitled to be cast in connection with any vote on, or consent to, any matter shall be voted, or have consents executed with respect thereto, by or at the direction of persons (including corporations, partnerships or other entities) that are not "citizens of the United States" within the meaning of Section 40102(a)(15), Title 49, United States Code, as now in effect or as it may hereafter from time to time be amended (hereinafter referred to as "U.S. Citizens"); accordingly, if with respect to any matter, the total number of votes represented by Non-Citizen Shares (as hereinafter defined) voting on or consenting to such matter would, but for this sentence, exceed 22 1/2% of the total number of votes voting on or consenting to such matter, then the total number of votes represented by the Non-Citizen Shares (the "Non-Citizen Votes") voting on or consenting to such matter shall be limited to an aggregate of 22 1/2% of the total number of votes (including the Non-Citizen Votes) voting on or consenting to such matter, and any limitation on the voting rights of the Non-Citizen Shares arising by reason of this sentence shall be applied to all shares of capital stock that are Non-Citizen Shares. The limitation on the voting power of each of the Non-Citizen Shares that is a share of Common Stock shall be applied in the same proportion to the limitation on the voting power of each other Non-Citizen Share that is a share of Common Stock. The limitation on the voting power of each of the Non-Citizen Shares that is a share of Preferred Stock shall be applied in the same proportion to the limitation on the voting power of each other Non-Citizen Share that is a share of Preferred Stock. For the purposes of this paragraph, the phrase "Non-Citizen Shares" shall mean shares of capital stock of the Corporation the holder of which has, with respect to any particular matter, a right to vote on, or consent to, such matter and that may be voted, or have consents executed with respect thereto, by or at the direction of any holder who is not a U.S. Citizen. The Board of Directors may, at its discretion, provide for the establishment of a separate stock record to be maintained by or on behalf of the Corporation for the registration of ownership of capital stock that is owned by or for the account of holders who are not U.S. Citizens, and may adopt such bylaws, rules and regulations as it shall deem necessary or appropriate to carry out and enforce the foregoing provisions.

This provision is designed to comply with statutory restrictions requiring that 75% of voting stock in an air carrier be owned or controlled by U.S. citizens. The DOT also looks at whether


DEBTORS' MOTION TO MODIFY DEBTORS'
FINAL JOINT PLAN OF REORGANIZATION
the carrier and its parent are actually controlled by U.S. citizens. A number of the Senior Notes are currently held by off shore funds/2/. Although many of these funds are controlled by US entities, the DOT has indicated that certain off shore funds should transfer their right to receive stock to entities that are US citizens. This is easier said than done. The fund managers must comply with their agreements with their investors and act consistently with their fiduciary responsibilities in making any changes in fund investments. The Noteholders did not initially intend to be stockholders of Kitty Hawk when they invested in its debt and are being forced to be stockholders rather than being paid on their debt. The Debtors and their regulatory compliance counsel have been in an ongoing dialogue with both the funds and the DOT to try to resolve the issue in a way acceptable to both. That resolution did not occur before September 1, 2002 and has not occurred to date. However, the Debtors anticipate that it will be resolved before month end.

     6. The Debtors are confident that a resolution will be reached with the affected Noteholders and the DOT. However, the Debtors missed the September 1, 2002 Effective Date set forth in the Plan. The Plan has not been substantially consummated. As stated above, the Debtors are ready to go effective and make all payments required under the Plan as soon as they have DOT approval. The Debtors' business is performing better than projected. The settlement with the Bank Group will free up additional funds for operations. Everything is on track with this one exception. Therefore, the Debtors seek entry of an order approving the nonsubstantive modification of the Plan to substitute "October 1, 2002" for "September 1, 2002" in the definition of the Effective Date.

---------------

         (2) Although the Debtors were aware of one large foreign noteholder, the Debtors were not aware that other large noteholders had significant off shore holdings until recently.


DEBTORS' MOTION TO MODIFY DEBTORS'
FINAL JOINT PLAN OF REORGANIZATION

         PREMISES CONSIDERED, the Debtors request that this Court allow the Debtors to modify their Plan to provide that "October 1, 2002" is substituted for "September 1, 2002" in the definition of the Effective Date and grant to the Debtors such other and further relief to which they may justly be entitled.

RESPECTFULLY SUBMITTED this 16th day of September, 2002.

                           /s/ Sarah B. Foster by JDP
                           ------------------------------------

Robert D. Albergotti             John D. Penn                    Sarah B. Foster
State Bar No. 00969800           State Bar No. 15752300          State Bar No. 07297500
Ian T. Peck                      Haynes and Boone, LLP           Haynes and Boone, LLP
State Bar No. 24013306           201 Main Street, Ste. 2200      600 Congress Ave., Ste. 1600
Haynes and Boone, LLP            Fort Worth, Texas 76102         Austin, Texas 78701
901 Main Street, Ste. 3100       Tel. No. (817) 347-6610         Tel. No. (512) 867-8400
Dallas, Texas 75202              Fax No. (817) 348-2300          Fax No. (512) 867-8470
Tel. No. (214) 651-5000
Fax No. (214) 651-5940

Attorneys for Debtors

                             CERTIFICATE OF SERVICE

         The undersigned hereby certifies that a copy of the foregoing document was delivered to the parties listed on the attached "Service List" by first class mail on the 16th day of September, 2002.

                                                 /s/   John D. Penn
                                                --------------------------------


DEBTORS' MOTION TO MODIFY DEBTORS'
FINAL JOINT PLAN OF REORGANIZATION